Organization and Basis of Presentation	12 Months Ended
Dec. 31, 2023
Organization and Basis of Presentation
Organization and Basis of Presentation

Note 1. Organization and Basis of Presentation

Organization

Riot Platforms, Inc. is a vertically integrated Bitcoin mining company principally engaged in enhancing our capabilities to mine Bitcoin in support of the Bitcoin blockchain. The Company also provides comprehensive and critical mining infrastructure for institutional-scale hosted clients to mine Bitcoin at its Rockdale Facility. The Rockdale Facility currently provides 700 MW in total developed capacity for Bitcoin mining and data center hosting services for institutional-scale hosted clients. The Company is also developing the Corsicana Facility, a second large-scale Bitcoin mining facility, which, upon completion, is expected to have approximately one gigawatt of capacity available for Bitcoin mining.

As described in Note 20. Segment Information, we operate in two business segments: Bitcoin Mining and Engineering.

Basis of presentation and principles of consolidation

The accompanying Consolidated Financial Statements of the Company include the accounts of the Company and its wholly or majority owned and controlled subsidiaries. Consolidated subsidiaries’ results are included from the date the subsidiary was formed or acquired. Intercompany investments, balances and transactions have been eliminated in consolidation.

The accompanying audited Consolidated Financial Statements include the accounts of the Company and its wholly owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Amounts disclosed are in thousands of U.S. Dollars except for share, per share, and miner amounts, and Bitcoin quantities, prices and hash rate, or as otherwise noted.